Other current assets (Tables)	12 Months Ended
Dec. 31, 2016
Other Assets [Abstract]
Other Current Assets
Other current assets include:

(In US$ millions)	December 31, 2016	December 31, 2015
Prepaid expenses	21	42
Reimbursable amounts due from customers	21	48
Deferred mobilization cost	35	55
Deferred consideration (1)	135	166
Taxes receivable	25	32
Receivable from ship-yard (2)	170	—
Other current assets	88	52
Total other current assets	495	395

(1)
On April 30, 2013, the Company completed the disposal of the tender rig business to SapuraKencana. The total consideration consisted on a non-contingent deferred consideration of $145 million, bearing interest at LIBOR plus 5%, which was due in April 2016. During the year ended December 31, 2016, SapuraKencana have repaid $10 million of the principal and paid $25 million of interest. SapuraKencana are currently repaying an amount of $5 million plus interest per month and the Company expects the entire amount will be recoverable.

(2)
The receivable from shipyard relates to the West Mira, which reached settlement for $170 million on March 13, 2017 and was reclassified from other non-current assets to other current assets. For details on the arbitration process and subsequent settlement, please see Note 5 "(Loss)/gain on disposals" for more information.